COMMITMENTS	12 Months Ended
Nov. 30, 2012
COMMITMENTS [Text Block]
11.	COMMITMENTS

a) Consulting agreements:

The directors of the Company executed consulting agreement with the Company on the following terms:

Agreement with a director to pay compensation for $5,000 per month. The agreement was renewed for $5,000 per month effective January 1, 2013 (see Note 16)

Agreement with a director to pay compensation for $7,000 per month. The agreement expires December 31, 2012.

Agreement with the Chief Executive Officer to pay compensation for $12,000 per month, with an annual 5% increase and a car allowance for $600 per month. The agreement expires December 31, 2016. The monthly remuneration will increase with accomplishment of milestones. The agreement may be terminated with mutual consent or by the Chief Executive Officer giving three weeks notice.

Effective October 4, 2012, SDI executed an agreement with a Company in which the Chief Operating Officer has an interest in, for a period of two years which expires September 30, 2014 for services rendered. The total consulting fees are estimated at $480,000 for the two year period. The Company expensed $60,000 during the year ended November 30, 2012. The Company may also accept common shares at $0.45 per common share in lieu of cash. As of November 30, 2012, the Company has not exercised its right to accept this compensation in shares.

SDI entered into an agreement (the “Teaming Agreement”) dated November 30, 2011 with Chemring Ordnance, Inc. (“Chemring”) pursuant to which both agreed to establish a co-operative and supportive team to develop the best marketing, management and technical approach for the worldwide manufacture and sale of 40mm less that blunt trauma ammunition. The Teaming Agreement provides for SDI and Chemring to create a team for the purpose of preparing competitive, cost effective proposals in response to requests for proposals and obtaining and performing any contracts that result therefrom.

Pursuant to the Teaming Agreement, if a contract is awarded, each of SDI and Chemring will perform the work to be done by it as specified in the Teaming Agreement and will share the revenue as set out in the Teaming Agreement. One of them who initiated the proposal that led to the contract will be the prime contact for that customer. Upon a contract being awarded to either SDI or Chemring, it will subcontract with the other for the other’s share of the work. In accordance with the Teaming Agreement, the BIP ammunition sold will have Chemring’s branding unless otherwise agreed by the parties.

The Teaming Agreement will terminate on December 20, 2016. The Teaming Agreement may also expire if a time period of two years from the effective date of the agreement passes without a bona fide arms length contract being executed and delivered with respect to BIP ammunition. It will also terminate if either party is in material breach of the Agreement or a subcontract that hasn’t been resolved, if any required governmental licenses or approvals or permits are revoked, in the event of a debarment or suspension of a party at the option of the other party, and by the mutual written agreement of the parties.

The Corporation entered into a Development, Supply and Manufacturing Agreement with the BIP Manufacturer on July 25, 2012. This Agreement provides for the Corporation to order and purchase only from the BIP Manufacturer certain 40MM assemblies and components for use by the Corporation to produce less-lethal and training projectiles as described in the Agreement. The Agreement is for a term of five years with an automatic extension for an additional year if neither party has given written notice of termination prior to the end of the five-year.